Exhibit 99.1
                                  ------------

         The Mortgage Loans consist of 76 non-conforming, fixed-rate Mortgage Loans (the "Fixed Rate Mortgage Loans") with an aggregate Principal Balance of approximately $22,665,515 as of the Subsequent Cut-off Date and 452 non-conforming, adjustable-rate Mortgage Loans (the "Adjustable Rate Mortgage Loans") with an aggregate Principal Balance of approximately $147,321,838 as of the Subsequent Cut-off Date.

         Approximately 81.64% of the Mortgage Loans provide for payment by the borrower of a prepayment charge in limited circumstances on certain prepayments.

         The Mortgage Loans have original terms to maturity ranging from 15 years to 30 years.

         Approximately 21.52% of the Mortgage Loans had loan-to-value ratios (or combined loan-to-value ratios, in the case of second lien Mortgage Loans) at origination in excess of 80%. Approximately 5.02% of the Mortgage Loans had loan-to-value ratios (or combined loan-to-value ratios, in the case of second lien Mortgage Loans) at origination greater than 90% but no Mortgage Loan had a loan-to-value ratio (or combined loan-to-value ratio, in the case of any second lien Mortgage Loan) at origination greater than 95.00%.

         Approximately 0.55% of the Mortgage Loans are secured by second liens on the related Mortgaged Property.

         There are 28 Mortgage Loans (representing approximately 4.68% of the Pool Balance) that are balloon payment mortgage loans (each, a "Balloon Loan"). The monthly payment for each Balloon Loan amortizes over 360 months, but the final payment (the "Balloon Payment") is due on the 180th month. The amount of the Balloon Payment on each Balloon Loan is substantially in excess of the amount of the scheduled monthly payment for such Mortgage Loan.

         Generally, the Adjustable Rate Mortgage Loans provide for semi-annual adjustment to the Loan Rate (as defined below) thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); provided, that the first adjustment for such Mortgage Loans will occur after an initial period of two years in the case of 71.53% of the Adjustable Rate Mortgage Loans and three years in the case of 28.07% of the Adjustable Rate Mortgage Loans (each such Mortgage Loan, a "Delayed First Adjustment Mortgage Loan"). On each Adjustment Date for each Adjustable Rate Mortgage Loan, the Loan Rate thereon will be adjusted to equal the sum, rounded to the nearest or next highest multiple of 0.125%, of Six-Month LIBOR (as defined below) and a fixed percentage amount (the "Gross Margin"). The Loan Rate on any such Adjustable Rate Mortgage Loan will not increase by more than an amount set forth in the related Mortgage Note, which is not more than 6.000% per annum on the first related Adjustment Date (the "Initial Periodic Rate Cap") and 1.500% on any Adjustment Date thereafter (the "Periodic Rate Cap"). The Adjustable Rate Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 2.992% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. Each Loan Rate on each such Adjustable Rate Mortgage Loan will not exceed a specified maximum Loan Rate over the life of such Adjustable Rate Mortgage Loan (the "Maximum Loan Rate") or be less than a specified minimum Loan Rate over the life of such Adjustable Rate Mortgage Loan (the "Minimum Loan Rate"). The Adjustable Rate Mortgage Loans that are Delayed First Adjustment Mortgage Loans have a weighted average Initial Periodic Rate Cap of approximately 3.000% per annum and a weighted average Periodic Rate Cap of approximately 1.000% per annum thereafter. Effective with the first monthly payment due on each Adjustable Rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding Principal Balance of the related Mortgage Loan over its remaining term, and pay interest at the Loan Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Loan Rates, the Loan Rate on each such Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin.

         Each Adjustable Rate Mortgage Loan accrues interest at a Loan Rate of not less than 5.950% per annum and not more than 14.150% per annum and as of the Cut-off Date the weighted average Loan Rate of the Adjustable Rate Mortgage Loans was approximately 9.809% per annum. As of the Cut-off Date, the Adjustable Rate Mortgage Loans had Gross Margins ranging from 4.000% to 7.875%, Minimum Loan Rates ranging from 5.950% per annum to 14.150% per annum and Maximum Loan Rates ranging from 11.950% per annum to 20.150% per annum. As of the Cut-off Date, the weighted average Gross Margin was approximately 5.613%, the weighted average Minimum Loan Rate was approximately 9.809% per annum and the weighted average Maximum Loan Rate was approximately 15.814% per annum. The latest next Adjustment Date following the Cut-off Date on any Adjustable Rate Mortgage Loan occurs in

May 2003 and the weighted average time until the next Adjustment Date for all of the Adjustable Rate Mortgage Loans is approximately 26 months.

         Each Fixed Rate Mortgage Loan accrues interest at a rate (each, a "Loan Rate") of not less than 7.625% per annum and not more than 13.900% per annum and as of the Cut-off Date the weighted average Loan Rate of the Fixed Rate Mortgage Loans was approximately 9.874% per annum.

         The weighted average remaining term to maturity of the Mortgage Loans was approximately 347 months as of the Cut-off Date. None of the Mortgage Loans had a first Due Date prior to October 1998 or after June 2000 or had a remaining term to maturity of less than 174 months or greater than 30 years as of the Cut-off Date. The latest maturity date of any Mortgage Loan is May 2030.

         The average Principal Balance of the Mortgage Loans at origination was approximately $322,218. The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $321,946.

         No Mortgage Loan had a Cut-off Date Principal Balance of greater than approximately $840,000 or less than approximately $29,963. The Mortgage Loans are expected to have the following characteristics as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding):

                                  CREDIT GRADE FOR THE MORTGAGE LOANS(1)


                                                                                          % OF AGGREGATE
                                                             PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF           OUTSTANDING AS OF
CREDIT GRADE                      OF MORTGAGE LOANS           THE CUT OFF DATE           THE CUT OFF DATE
------------                      -----------------           ----------------           ----------------
AA+                                      6                    $  2,003,048.75                   1.18%
AA............................         236                      79,400,058.63                  46.71
A.............................         154                      52,056,102.69                  30.62
B.............................         100                      27,500,428.81                  16.18
C.............................          20                       5,009,314.44                   2.95
CC............................          12                       4,018,399.65                   2.36
                                       ---                    ---------------                 ------

      Total...................         528                    $169,987,352.97                 100.00%
                                       ===                    ===============                 ======

--------------------
(1) For a description of each credit grade, see "Option One Mortgage Corporation - Underwriting Standards" herein.

                         CUT-OFF DATE PRINCIPAL BALANCES OF THE MORTGAGE LOANS (1)


                                                                                          % OF AGGREGATE
                                                             PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF           OUTSTANDING AS OF
PRINCIPAL BALANCE ($)             OF MORTGAGE LOANS           THE CUT OFF DATE           THE CUT OFF DATE
---------------------             -----------------           ----------------           ----------------
 29,963   -   50,000...........            6                 $    242,048.50                    0.14%
 50,001   -   75,000...........            4                      262,398.04                    0.15
 75,001   -  100,000...........            3                      260,483.35                    0.15
100,001   -  125,000...........            2                      227,041.59                    0.13
125,001   -  150,000...........            4                      577,782.35                    0.34
150,001   -  175,000...........            1                      152,940.50                    0.09
175,001   -  200,000...........            1                      187,438.75                    0.11
200,001   -  225,000...........            2                      421,706.46                    0.25
250,001   -  275,000...........          119                   31,292,673.10                   18.41
275,001   -  300,000...........          110                   31,725,637.49                   18.66
300,001   -  325,000...........           66                   20,681,287.14                   12.17
325,001   -  350,000...........          102                   34,842,066.06                   20.50
350,001   -  375,000...........           23                    8,402,139.07                    4.94
375,001   -  400,000...........           17                    6,574,499.55                    3.87
400,001   -  425,000...........           14                    5,817,410.25                    3.42
425,001   -  450,000...........           17                    7,455,709.97                    4.39
450,001   -  475,000...........            9                    4,213,961.12                    2.48
475,001   -  500,000...........            8                    3,961,324.77                    2.33
500,001   -  525,000...........            1                      519,769.47                    0.31
525,001   -  550,000...........            4                    2,153,551.66                    1.27
550,001   -  575,000...........            1                      568,170.43                    0.33
575,001   -  600,000...........            1                      577,139.21                    0.34
600,001   -  625,000...........            3                    1,854,527.05                    1.09
625,001   -  650,000...........            3                    1,918,438.10                    1.13
650,001   -  675,000...........            1                      658,648.32                    0.39
675,001   -  700,000...........            2                    1,369,013.73                    0.81
700,001   -  725,000...........            1                      707,733.05                    0.42
725,001   -  750,000...........            1                      726,110.04                    0.43
775,001   -  800,000...........            1                      795,703.85                    0.47
825,001   -  840,000...........            1                      840,000.00                    0.49
                                         ---                 ---------------                  ------

Total..........................          528                 $169,987,352.97                  100.00%
                                         ===                 ===============                  ======

----------------------
(1) The average Cut-off Date Principal Balance of the Mortgage Loans was approximately $321,946.

                            ORIGINAL TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                                          % OF AGGREGATE
                                                             PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF           OUTSTANDING AS OF
ORIGINAL TERM (MONTHS)            OF MORTGAGE LOANS           THE CUT OFF DATE           THE CUT OFF DATE
----------------------            -----------------           ----------------           ----------------
180-180.......................            37                 $ 10,315,561.88                   6.07%
181-240.......................             3                      237,422.71                   0.14
301-360.......................           488                  159,434,368.38                  93.79
                                         ---                 ---------------                 ------

Total.........................           528                 $169,987,352.97                 100.00%
                                         ===                 ===============                 ======

--------------------
(1) The weighted average Original Term of the Mortgage Loans was approximately 349 months.




                           REMAINING TERMS TO MATURITY OF THE MORTGAGE LOANS(1)


                                                                                          % OF AGGREGATE
                                                             PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF           OUTSTANDING AS OF
REMAINING TERM (MONTHS)           OF MORTGAGE LOANS           THE CUT OFF DATE           THE CUT OFF DATE
-----------------------           -----------------           ----------------           ----------------
165-180.......................            37                 $ 10,315,561.88                   6.07%
181-240.......................             3                      237,422.71                   0.14
301-360.......................           488                  159,434,368.38                  93.79
                                         ---                 ---------------                 ------

Total.........................           528                 $169,987,352.97                 100.00%
                                         ===                 ===============                 ======

--------------------
(1) The weighted average Remaining Term of the Mortgage Loans was approximately 347 months.

                                   PROPERTY TYPES OF THE MORTGAGE LOANS


                                                                                          % OF AGGREGATE
                                                             PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF           OUTSTANDING AS OF
PROPERTY TYPE                     OF MORTGAGE LOANS           THE CUT OFF DATE           THE CUT OFF DATE
-------------                     -----------------           ----------------           ----------------
Single Family Detached........          421                    $134,943,503.99                79.38%
PUD Detached (1)..............           72                      24,213,527.91                 14.24
Condo Low-Rise Attached.......           13                       4,044,236.90                  2.38
Condo High-Rise Attached......            6                       2,000,771.17                  1.18
2-4 Units Detached............            4                       1,458,002.86                  0.86
PUD Attached..................            4                       1,308,763.98                  0.77
2-4 Units Attached............            3                       1,093,152.51                  0.64
Single Family Attached........            3                         801,547.57                  0.47
Manufactured Housing..........            2                         123,846.08                  0.07
                                        ---                    ---------------                ------

Total.........................          528                    $169,987,352.97                100.00%
                                        ===                    ===============                ======

--------------------
(1)      PUD refers to a home or "unit" in a Planned Unit Development.



                                 OCCUPANCY STATUS OF THE MORTGAGE LOANS(1)


                                                                                          % OF AGGREGATE
                                                             PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF           OUTSTANDING AS OF
OCCUPANCY STATUS                  OF MORTGAGE LOANS           THE CUT OFF DATE           THE CUT OFF DATE
----------------                  -----------------           ----------------           ----------------
Primary.......................          512                  $165,033,989.77                   97.09%
Second Home...................            3                       841,538.00                    0.50
Non-owner.....................           13                     4,111,825.20                    2.42
                                        ---                  ---------------                  ------

Total.........................          528                  $169,987,352.97                  100.00%
                                        ===                  ===============                  ======

--------------------
(1)  Occupancy as represented by the borrower at the time of origination.

                                       PURPOSE OF THE MORTGAGE LOANS


                                                                                          % OF AGGREGATE
                                                             PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF           OUTSTANDING AS OF
PURPOSE                           OF MORTGAGE LOANS           THE CUT OFF DATE           THE CUT OFF DATE
-------                           -----------------           ----------------           ----------------
Cash Out Refinance............          304                   $ 96,374,838.03                  56.70%
Purchase......................          168                     55,128,315.72                  32.43
Rate/Term Refinance...........           56                     18,484,199.22                  10.87
                                        ---                   ---------------                 ------

Total.........................          528                   $169,987,352.97                 100.00%
                                        ===                   ===============                 ======


                       ORIGINAL LOAN-TO-VALUE RATIOS OF THE MORTGAGE LOANS(1)(2)(3)


                                                                                          % OF AGGREGATE
                                                             PRINCIPAL BALANCE           PRINCIPAL BALANCE
ORIGINAL LOAN-TO-VALUE                 NUMBER                OUTSTANDING AS OF           OUTSTANDING AS OF
      RATIO(%)                    OF MORTGAGE LOANS           THE CUT OFF DATE           THE CUT OFF DATE
----------------------            -----------------           ----------------           ----------------
24.00-25.00...................            1                  $    299,798.30                    0.18%
40.01-45.00...................            2                       660,000.00                    0.39
45.01-50.00...................            3                     1,073,311.90                    0.63
50.01-55.00...................            5                     1,596,740.48                    0.94
55.01-60.00...................           16                     5,304,961.61                    3.12
60.01-65.00...................           40                    13,195,103.10                    7.76
65.01-70.00...................           44                    15,704,199.86                    9.24
70.01-75.00...................           85                    27,291,043.55                   16.05
75.01-80.00...................          210                    68,272,971.55                   40.16
80.01-85.00...................           24                     7,325,159.33                    4.31
85.01-90.00...................           68                    20,733,640.40                   12.20
90.01-95.00...................           30                     8,530,422.89                    5.02
                                        ---                  ---------------                  ------

Total.........................          528                  $169,987,352.97                  100.00%
                                        ===                  ===============                  ======

------------------
(1) The weighted average original loan-to-value ratio of the Mortgage Loans as of the Cut-off Date was approximately 77.35%.
(2) For a description of the determination of loan-to-value ratio by the Master Servicer see "Option One Mortgage Corporation - Underwriting Standards" herein.
(3) References to loan-to-value ratios are references to combined loan-to-value ratios with respect to second lien Mortgage Loans.

                              GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES(1)


                                                                                          % OF AGGREGATE
                                                             PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF           OUTSTANDING AS OF
LOCATION                          OF MORTGAGE LOANS           THE CUT OFF DATE           THE CUT OFF DATE
--------                          -----------------           ----------------           ----------------
Arizona.......................             6                  $  1,679,841.48                   0.99%
California....................           185                    61,496,874.09                  36.18
Colorado......................            13                     3,691,606.49                  2.17
Connecticut...................            15                     5,093,394.14                  3.00
District of Columbia..........             2                       987,735.61                  0.58
Florida.......................            18                     6,357,168.95                  3.74
Georgia.......................            11                     3,437,297.61                  2.02
Illinois......................            23                     6,778,605.56                  3.99
Indiana.......................             3                       398,059.57                  0.23
Louisiana.....................             1                       273,600.00                  0.16
Maine.........................             2                       320,483.17                  0.19
Maryland......................            12                     3,805,491.06                  2.24
Massachusetts.................            39                    12,873,623.55                  7.57
Michigan......................             9                     2,970,173.10                  1.75
Missouri......................             3                       945,950.94                  0.56
Nevada........................             7                     2,161,617.03                  1.27
New Hampshire.................             1                       260,614.95                  0.15
New Jersey....................            28                     9,272,115.22                  5.45
New York......................            40                    13,405,949.20                  7.89
North Carolina................             5                     1,274,804.42                  0.75
Ohio..........................             8                     2,101,035.49                  1.24
Oregon........................             5                     1,727,873.33                  1.02
Pennsylvania..................             7                     1,709,174.68                  1.01
Rhode Island..................             6                     2,094,455.86                  1.23
South Carolina................             1                       267,904.44                  0.16
Tennessee.....................             5                     1,493,590.44                  0.88
Texas.........................            31                    10,253,284.04                  6.03
Utah..........................             4                     1,246,572.33                  0.73
Vermont.......................             1                       277,383.63                  0.16
Virginia......................            13                     4,296,758.09                  2.53
Washington....................            22                     6,730,989.91                  3.96
West Virginia.................             1                        43,024.59                  0.03
Wisconsin.....................             1                       260,300.00                  0.15
                                         ---                  ---------------                ------

Total                                    528                  $169,987,352.97                100.00%
                                         ===                  ===============                ======

-------------------

(1) The greatest Zip Code geographic concentration of Mortgage Loans, by Cut-off Date Principal Balance, was approximately 0.94% in the 90056 ZIP code.

                               DOCUMENTATION LEVEL OF THE MORTGAGE LOANS(1)


                                                                                          % OF AGGREGATE
                                                             PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF           OUTSTANDING AS OF
DOCUMENTATION LEVEL               OF MORTGAGE LOANS           THE CUT OFF DATE           THE CUT OFF DATE
-------------------               -----------------           ----------------           ----------------
Full Documentation..............         340                  $111,878,739.15                   65.82%
Stated Income Documentation.....         171                    52,735,944.66                   31.02
Lite Documentation..............          17                     5,372,669.16                    3.16
                                         ---                  ---------------                  ------

Total...........................         528                  $169,987,352.97                  100.00%
                                         ===                  ===============                  ======

--------------------
(1) For a description of each Documentation Level, see "Option One Mortgage Corporation--Underwriting Standards" herein.




                          CURRENT LOAN RATES OF THE FIXED RATE MORTGAGE LOANS(1)


                                                                                          % OF AGGREGATE
                                                             PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF           OUTSTANDING AS OF
CURRENT LOAN RATE(%)              OF MORTGAGE LOANS           THE CUT OFF DATE           THE CUT OFF DATE
--------------------              -----------------           ----------------           ----------------
7.63-8.00......................            5                   $ 1,476,810.45                   6.52%
8.01-9.00......................           18                     5,757,016.97                  25.40
9.01-10.00.....................           18                     6,582,338.77                  29.04
10.01-11.00....................           14                     3,520,218.14                  15.53
11.01-12.00....................           14                     3,847,068.83                  16.97
12.01-13.00....................            5                     1,354,214.06                   5.97
13.01-13.90....................            2                       127,847.68                   0.56
                                         ---                   --------------                 ------

Total..........................           76                   $22,665,514.90                 100.00%
                                         ===                   ==============                 ======

------------------
(1) The weighted average Loan Rate of the Fixed Rate Mortgage Loans as of the Cut-off Date was approximately 9.874% per annum.

                        CURRENT LOAN RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS(1)


                                                                                          % OF AGGREGATE
                                                             PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF           OUTSTANDING AS OF
CURRENT LOAN RATE(%)              OF MORTGAGE LOANS           THE CUT OFF DATE           THE CUT OFF DATE
--------------------              -----------------           ----------------           ----------------
5.95-6.00.....................             1                  $    263,734.66                  0.18%
7.01-8.00.....................            24                     8,121,610.42                  5.51
8.01-9.00.....................            80                    29,867,705.18                 20.27
9.01-10.00....................           178                    57,432,976.91                 38.98
10.01-11.00...................           103                    32,345,390.28                 21.96
11.01-12.00...................            43                    12,612,873.96                  8.56
12.01-13.00...................            18                     5,105,913.40                  3.47
13.01-14.00...................             4                     1,235,692.35                  0.84
14.01-14.15...................             1                       335,940.91                  0.23
                                         ---                  ---------------                 -----

Total.........................           452                  $147,321,838.07                100.00%
                                         ===                  ===============                ======

------------------
(1) The weighted average Loan Rate of the Adjustable Rate Mortgage Loans as of the Cut-off Date was approximately 9.809% per annum.




                        MAXIMUM LOAN RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS(1)


                                                                                          % OF AGGREGATE
                                                             PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF           OUTSTANDING AS OF
MAXIMUM LOAN RATE(%)              OF MORTGAGE LOANS           THE CUT OFF DATE           THE CUT OFF DATE
--------------------              -----------------           ----------------           ----------------
11.95-12.00.....................           1                  $    263,734.66                  0.18%
13.01-14.00.....................          24                     8,121,610.42                  5.51
14.01-15.00.....................          80                    29,867,705.18                 20.27
15.01-16.00.....................         178                    57,432,976.91                 38.98
16.01-17.00.....................         103                    32,345,390.28                 21.96
17.01-18.00.....................          43                    12,612,873.96                  8.56
18.01-19.00.....................          18                     5,105,913.40                  3.47
19.01-20.00.....................           4                     1,235,692.35                  0.84
20.01-20.15.....................           1                       335,940.91                  0.23
                                         ---                  ---------------                 -----

Total...........................         452                  $147,321,838.07                100.00%
                                         ===                  ===============                ======

------------------
(1) The weighted average Maximum Loan Rate of the Adjustable Rate Mortgage Loans as of the Cut-off Date was approximately 15.814% per annum.

                        MINIMUM LOAN RATES OF THE ADJUSTABLE RATE MORTGAGE LOANS(1)


                                                                                          % OF AGGREGATE
                                                             PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF           OUTSTANDING AS OF
MINIMUM LOAN RATE(%)              OF MORTGAGE LOANS           THE CUT OFF DATE           THE CUT OFF DATE
--------------------              -----------------           ----------------           ----------------
5.95 -6.00....................             1                  $    263,734.66                  0.18%
7.01-8.00.....................            24                     8,121,610.42                  5.51
8.01-9.00.....................            80                    29,867,705.18                 20.27
9.01-10.00....................           178                    57,432,976.91                 38.98
10.01-11.00...................           103                    32,345,390.28                 21.96
11.01-12.00...................            43                    12,612,873.96                  8.56
12.01-13.00...................            18                     5,105,913.40                  3.47
13.01-14.00...................             4                     1,235,692.35                  0.84
14.01-14.90...................             1                       335,940.91                  0.23
                                         ---                  ---------------                 -----

Total.........................           452                  $147,321,838.07                100.00%
                                         ===                  ===============                ======

--------------------
(1) The weighted average Minimum Loan Rate of the Adjustable Rate Mortgage Loans as of the Cut-off Date was approximately 9.809% per annum.




                          GROSS MARGINS OF THE ADJUSTABLE RATE MORTGAGE LOANS(1)


                                                                                          % OF AGGREGATE
                                                             PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF           OUTSTANDING AS OF
GROSS MARGINS(%)                  OF MORTGAGE LOANS           THE CUT OFF DATE           THE CUT OFF DATE
----------------                  -----------------           ----------------           ----------------
4.00-5.00.....................            57                  $ 21,689,948.09                   14.72%
5.01-7.88.....................           395                   125,631,889.98                   85.28
                                         ---                  ---------------

Total.........................           452                  $147,321,838.07                  100.00%
                                         ===                  ===============                  ======

------------------
(1) The weighted average Gross Margin of the Adjustable Rate Mortgage Loans as of the Cut-off Date was approximately 5.613%.

                       NEXT INTEREST ADJUSTMENT DATE FOR THE ADJUSTABLE RATE MORTGAGE LOANS


                                                                                          % OF AGGREGATE
                                                             PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF           OUTSTANDING AS OF
RATE ADJUSTMENT DATE              OF MORTGAGE LOANS           THE CUT OFF DATE           THE CUT OFF DATE
--------------------              -----------------           ----------------           ----------------
10/01/00......................             1                 $    254,130.12                    0.17%
11/01/00......................             1                      337,500.00                    0.23
12/01/01......................             1                      283,535.81                    0.19
01/01/02......................             6                    1,304,145.76                    0.89
02/01/02......................            41                   14,150,262.65                    9.61
03/01/02......................           121                   39,033,029.79                   26.50
04/01/02......................           107                   34,771,758.87                   23.60
05/01/02......................            49                   15,840,595.00                   10.75
02/01/03......................            13                    3,804,966.96                    2.58
03/01/03......................            36                   12,098,669.84                    8.21
04/01/03......................            46                   14,896,939.27                   10.11
05/01/03......................            30                   10,546,304.00                    7.16
                                         ---                 ---------------                  ------

Total.........................           452                 $147,321,838.07                 100.00%
                                         ===                 ===============                 ======


                    INITIAL PERIODIC RATE CAPS OF THE ADJUSTABLE RATE MORTGAGE LOANS(1)


                                                                                          % OF AGGREGATE
                                                             PRINCIPAL BALANCE           PRINCIPAL BALANCE
                                       NUMBER                OUTSTANDING AS OF           OUTSTANDING AS OF
INITIAL PERIODIC RATE CAP(%)      OF MORTGAGE LOANS           THE CUT OFF DATE           THE CUT OFF DATE
----------------------------      -----------------           ----------------           ----------------
1.00........................              2                   $    591,630.12                     0.40%
3.00........................            450                    146,730,207.95                    99.60
                                        ---                   ---------------                   ------

Total..............................     452                   $147,321,838.07                   100.00%
                                        ===                   ===============                   ======

------------------
(1)   Relates solely to initial rate adjustments.